Exhibit 99.1

Marchex Announces Second Quarter 2019 Results

SEATTLE – August 7, 2019-- Marchex, Inc. (NASDAQ:MCHX), a leading provider of call analytics that drive, measure, and convert callers into customers, today announced its financial results for the second quarter ended June 30, 2019.

Q2 2019 Financial Highlights

•	Revenue was $26.3 million for the second quarter of 2019, compared to $20.2 million for the second quarter of 2018.
•	Core analytics revenue was $13.4 million for the second quarter of 2019, compared to $8.2 million for the second quarter of 2018.
•	Net loss was $1.1 million for the second quarter of 2019 or $0.02 per diluted share. For the second quarter of 2018, net loss was $0.7 million or $0.02 per diluted share.
	Q2 2018	Q2 2019
Revenue	$20.2 million	$26.3 million
Net cash provided by (used in) operating activities	($1.3) million	($0.7) million
Cash Balance	$77 million	$51 million

Non-GAAP Results[1]:
Adjusted EBITDA	$0.2 million	$1.1 million

•	Adjusted non-GAAP income (loss) per share[1] for the second quarter of 2019 was $0.01, compared to ($0.00) for the second quarter of 2018.

[1]

Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

Strategic Priorities Update

Grow New and Existing Client Relationships. In the second quarter, Marchex added various new clients across enterprise brands and SMB channels in verticals such as Auto, Health Care, and Home Services.

Accelerate Product Innovation.  Marchex recently released conversational AI technology that consists of a new suite of predictive AI models featuring more than 230 AI signals.   The AI models can interpret the complex language of consumer intent and help predict churn. The suite of new pre-trained conversational AI models was developed by the Marchex Innovation Development (MIND) Lab team to give businesses the ability to immediately understand and respond to the needs of customers over the course of their sales conversations.  The AI is built on Marchex Stream, the new conversational data streaming and business intelligence platform announced in May that enables the processing of events and extraction of signals from conversations as they occur in real time, at scale.

Marchex recently announced the launch of Sales Edge, an AI-based suite of sales acceleration software solutions. With Sales Edge, businesses can analyze customer conversations, optimize their sales approaches and improve sales outcomes to outperform their competition.  The product suite launched with three initial products, Sales Edge Local, Sales Edge Enterprise, and Sales Edge Rescue.  Sales Edge Rescue alerts businesses when potential buyers end conversations without making a purchase so they can take real-time action to rescue the sales opportunity. Marchex has launched initial trials of Sales Edge Rescue with a handful of customers.

“As the second quarter and recent progress highlights, our product capabilities are expanding and Marchex is solving an increasing number of mission critical problems for our customers,” said Mike Arends, Chief Financial Officer. “As we launch new conversational analytics and sales acceleration solutions, our business is evolving and we are laying the foundation for Marchex’s growth over the long-term.  We are expanding the range of opportunities we can capture in this emerging market of conversational AI and believe our new product suite, informed by the needs of our customers, will enable us to emerge as a leader.”

Business Outlook

The following forward-looking statements reflect Marchex's expectations as of August 7, 2019.

•	For the third quarter, the Company anticipates $13.4 million or more in Marchex’s core analytics revenue, representing a more than 50% increase year-over-year.

Financial Guidance for the Third Quarter ending September 30, 2019

Revenue	$24 million or more
Income (loss) from operations	($3) million or better
Adjusted OIBA[1,2]	a loss of ($500,000) or better
Adjusted EBITDA[1,2]	$500,000 or more

2  Third quarter GAAP income (loss) from operations is expected to be ($3) million or better, assuming stock-based compensation and amortization of intangibles between $2.8 million and $3 million for the quarter.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Wednesday, August 7, 2019, to discuss its second quarter ended June 30, 2019 financial results and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location two hours after completion of the call.

About Marchex

Marchex understands the best customers are those who call your company - they convert faster, buy more, and churn less. Marchex provides solutions that help companies drive more calls, understand what happens on those calls, and convert more of those callers into customers. Our actionable intelligence strengthens the connection between companies and their customers, bridging the physical and digital world, to help brands maximize their marketing investments and operating efficiencies to acquire the best customers.

Please visit http://www.marchex.com, www.marchex.com/blog or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex's actual results to differ materially from those indicated by such forward-looking statements including but not limited to product demand, order cancellations and delays, competition and general economic conditions. These factors are described in greater detail in the "Risk Factors" section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of August 7, 2019 and Marchex undertakes no duty to update the information provided herein.

In the event the press release contains links to third party websites or materials, the links are provided solely as a convenience to you. Marchex is not responsible for the content of linked third-party sites or materials and does not make any representations regarding the content or accuracy thereof.

Non-GAAP Financial Information:

To supplement Marchex's consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including Adjusted OIBA, Adjusted EBITDA, and Adjusted non-GAAP income (loss) per share.

Adjusted OIBA represents income (loss) from operations excluding stock-based compensation expense, amortization of intangible assets from acquisitions, and acquisition related costs (benefit). This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Adjusted OIBA is the basis on which Marchex's internal budgets are based and by which Marchex's management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex's consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses such as stock-based compensation, amortization of intangible assets from acquisitions, and acquisition related costs (benefit). Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense and acquisition related costs (benefit). Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by (used in) operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex's management to measure its ability to fund operations and its financing obligations. Financial analysts and investors may use Adjusted OIBA and Adjusted EBITDA to help with comparative financial evaluation to make informed investment decisions. Adjusted non-GAAP income (loss) per share represents Adjusted non-GAAP income (loss) divided by GAAP diluted shares outstanding. Adjusted non-GAAP income (loss) generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) acquisition related costs (benefit), (3) interest and other income (expense), and (4) amortization of intangible assets from acquisitions. Financial analysts and investors may use Adjusted non-GAAP income (loss) per share to analyze Marchex's financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company's operating performance compared to that of other companies in its industry.

Marchex's management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company's results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell
Marchex Investor Relations

Telephone: 206.331.3600
Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Marchex Corporate Communications

Telephone: 206.331.3434

Email: pr(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2019	2018	2019
Revenue	$20,218	$26,341	$42,114	$52,747
Expenses:
Service costs (1)	11,384	13,923	24,207	28,181
Sales and marketing (1)	3,335	4,088	6,945	8,201
Product development (1)	3,873	5,005	7,521	9,573
General and administrative (1)	2,543	3,489	5,513	6,809
Amortization of intangible assets from acquisitions	—	1,568	—	3,136
Acquisition-related costs (benefit)	—	(460)	—	(278)
Total operating expenses	21,135	27,613	44,186	55,622
Loss from operations	(917)	(1,272)	(2,072)	(2,875)
Interest income and other, net	269	218	509	403
Loss before provision for income taxes	(648)	(1,054)	(1,563)	(2,472)
Income tax expense	10	60	21	(59)
Net loss applicable to common stockholders	$(658)	$(1,114)	$(1,584)	$(2,413)

Basic and diluted net loss per Class A and Class B share applicable to common stockholders	$(0.02)	$(0.02)	$(0.04)	$(0.05)
Shares used to calculate basic net loss per share applicable to common stockholders:
Class A	5,056	4,800	5,056	4,927
Class B	37,584	40,554	37,811	40,193
Shares used to calculate diluted net loss per share applicable to common stockholders:
Class A	5,056	4,800	5,056	4,927
Class B	42,640	45,354	42,867	45,120

(1) Includes stock-based compensation allocated as follows:
Service costs	$102	$36	$230	$95
Sales and marketing	72	172	286	349
Product development	91	67	182	143
General and administrative	417	507	935	740
Total	$682	$782	$1,633	$1,327

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	June 30,
	2018	2019
Assets
Current assets:
Cash and cash equivalents	$45,230	$51,016
Accounts receivable, net	16,198	16,527
Prepaid expenses and other current assets	2,657	3,173
Total current assets	64,085	70,716
Property and equipment, net	2,921	3,325
Right-of-use lease asset	—	6,494
Other assets, net	917	236
Goodwill	24,442	24,442
Intangible assets from acquisitions, net	20,697	17,561
Total assets	$113,062	$122,774
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$5,968	$6,434
Accrued expenses and other current liabilities	5,807	6,425
Current portion of acquisition-related liabilities	1,215	1,277
Deferred revenue and deposits	1,782	3,541
Lease liability current	—	1,511
Total current liabilities	14,772	19,188
Other non-current liabilities	1,287	61
Deferred tax liabilities	1,531	1,433
Lease liability non-current	—	6,407
Non-current portion of acquisition-related liabilities	446	—
Total liabilities	18,036	27,089
Stockholders’ equity:
Class A common stock	53	49
Class B common stock	370	383
Additional paid-in capital	350,801	353,864
Accumulated deficit	(256,198)	(258,611)
Total stockholders’ equity	95,026	95,685
Total liabilities and stockholders’ equity	$113,062	$122,774

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Loss from Operations to Adjusted Operating Income (Loss) Before Amortization (OIBA)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2019	2018	2019
Loss from operations	$(917)	$(1,272)	$(2,072)	$(2,875)
Stock-based compensation	682	782	1,633	1,327
Amortization of intangible assets from acquisitions	—	1,568	—	3,136
Acquisition-related costs (benefit)	—	(460)	—	(278)
Adjusted OIBA	$(235)	$618	$(439)	$1,310

Reconciliation from Net Cash provided by (used in) Operating Activities to Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2019	2018	2019
Net cash provided by (used in) operating activities	$(1,284)	$(664)	$1,737	$4,960
Changes in assets and liabilities	1,717	2,377	(754)	(1,967)
Income tax expense	10	60	21	(59)
Acquisition-related costs (benefit)	—	(460)	—	(278)
Interest income and other, net	(269)	(218)	(509)	(403)
Adjusted EBITDA	$174	$1,095	$495	$2,253

Net cash used in investing activities	$(842)	$(727)	$(1,611)	$(870)

Net cash provided by (used in) financing activities	$(5,633)	$1,501	$(27,513)	$1,696

Revenue Reconciliation

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2019	2018	2019
Core Analytics revenue[1]	$8,234	$13,399	$15,635	$26,183
Marketplace, Local Leads, and other analytics[2]	11,984	12,942	26,479	26,564
Total Revenue	$20,218	$26,341	$42,114	$52,747

[1]	Core analytics revenue includes revenue from analytics customers, including those that are purchasing or buying products derived from the company’s speech technology platform.
[2]

Includes revenue from marketplace, local leads and from tests, consulting services or other analytics revenues that may continue for a limited time but are not anticipated to continue in future periods.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Loss per Share to Adjusted Non-GAAP Income (Loss) per Share

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2019	2018	2019
Adjusted Non-GAAP loss per share	$(0.00)	$0.01	$(0.01)	$0.02

Net loss per share applicable to common stockholders - diluted (GAAP loss per share)	$(0.02)	$(0.02)	$(0.04)	$(0.05)
Shares used to calculate diluted net loss per share applicable to common stockholders	42,640	45,354	42,867	45,120

Net loss applicable to common stockholders	$(658)	$(1,114)	$(1,584)	$(2,413)
Stock-based compensation	682	782	1,633	1,327
Acquisition-related costs (benefit)	—	(460)	—	(278)
Amortization of intangible assets from acquisitions	—	1,568	—	3,136
Interest income and other, net	(269)	(218)	(509)	(403)
Estimated impact of income taxes	49	(94)	73	(404)
Adjusted Non-GAAP income (loss)	$(196)	$464	$(387)	$965
Adjusted Non-GAAP income (loss) per share	$(0.00)	$0.01	$(0.01)	$0.02

Shares used to calculate diluted net loss per share applicable to common stockholders (GAAP) and Adjusted Non-GAAP income (loss) per share[1]	42,640	45,354	42,867	45,120
Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	—	1,078	—	917
Diluted shares used to calculate Adjusted Non-GAAP income (loss) per share [1]	42,640	46,432	42,867	46,037

[1]

For the purpose of computing the number of diluted shares for Adjusted Non-GAAP income (loss) per share, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP net income (loss) per share.